SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 27, 2004

                               GLOBAL SIGNAL INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                        Commission File Number 001-32168

                                   65-0652634
                      (I.R.S. Employer Identification No.)

                            301 North Cattlemen Road
                                   Suite 300
                               Sarasota, Florida
                    (Address of principal executive offices)

                                     34232
                                   (Zip Code)

                          (941) 364-8886 (Registrant's
                               telephone number)

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

                  On October 27, 2004, Global Signal Inc. (the "Company") issued a press release reporting its results for the quarter ended September 30, 2004. The press release and a copy of the Global Signal Inc. Quarterly Financial Supplement for the quarter ended September 30, 2004 are attached hereto as Exhibit 99.1 and are incorporated herein by reference. The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.


Item 9.01. Financial Statements and Exhibits.

         (c) Exhibits

         The following material is filed as an exhibit to this Current Report on Form 8-K.

99.1 Third Quarter 2004 Earnings Press Release and Quarterly Financial Supplement of Global Signal Inc., dated October 27, 2004.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  GLOBAL SIGNAL INC.
                                                        (Registrant)

                                                  /s/ Ronald G. Bizick, II
                                                  -------------------------
                                                  Ronald G. Bizick, II
                                                  Executive Vice President
                                                  of Corporate Development
                                                  and Operations

Date: October 27, 2004

                                 EXHIBIT INDEX

Exhibit Number    Exhibit

99.1              Third Quarter 2004 Earnings Press Release and
                  Quarterly Financial Supplement of Global
                  Signal Inc., dated October 27, 2004.